EXHIBIT 4.1

OMNIBUS AMENDMENT TO SPECIFIED TERMS DOCUMENTS

THIS OMNIBUS AMENDMENT TO SPECIFIED TERMS DOCUMENTS, dated as of March 29, 2022 (this “Agreement”), is entered into between: (i) Discover Card Execution Note Trust, a Delaware statutory trust, as issuer (the “Issuer”), and (ii) U.S. Bank National Association, a national banking association, as indenture trustee under the Indenture referred to below (in such capacity, the “Indenture Trustee”).

WHEREAS, the Indenture Trustee and the Issuer are parties to (i) the Amended and Restated Indenture, dated as of December 22, 2015, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of the date hereof, each by and between the Issuer and the Indenture Trustee (collectively, the “Indenture”) and (ii) certain Class B Terms Documents and Class C Terms Documents listed on Exhibit A hereto (collectively, the “Specified Terms Documents”);

WHEREAS, the parties hereto intend to amend each of the Specified Terms Documents as set forth herein; and

WHEREAS, this Agreement is being entered into pursuant to Sections 1002 and 1003 of the Indenture, and all conditions precedent to the execution of this Agreement, as set forth in such Sections 1002 and 1003, have been satisfied.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS. As used herein, (a) capitalized terms which are defined in the preamble hereto shall have the meanings as so defined and (b) capitalized terms not so defined shall have the meanings set forth in the Indenture or the applicable Specified Terms Document, as applicable.

SECTION 2. AMENDMENTS TO SPECIFIED TERMS DOCUMENTS.

As of March 29, 2022, the (i) Class B(2020-2) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class B(2020-2) Terms Document attached hereto as Annex A; (ii) Class B(2020-3) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class B(2020-3) Terms Document attached hereto as Annex B; (iii) Class B(2020-4) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class B(2020-4) Terms Document attached hereto as Annex C; (iv) Class C(2020-3) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class C(2020-3) Terms Document attached hereto as Annex D; (v) Class C(2020-4) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class C(2020-4) Terms Document attached hereto as Annex E; and (v) Class C(2020-5) Terms Document is hereby amended to incorporate the changes shown on the marked pages of the Class C(2020-5) Terms Document attached hereto as Annex F.

SECTION 3. EFFECTIVENESS. This Agreement shall become effective as of the date first set forth above; provided that (i) each of the Indenture Trustee and the Issuer shall have executed and delivered a counterpart of this Agreement, (ii) the Rating Agency Condition shall have been satisfied and (iii) the Issuer shall have received written consent from the holder of the Class B Notes and Class C Notes issued pursuant to the Specified Terms Documents to enter into this Agreement as evidenced by the execution of the agreement and acknowledgement hereto.

SECTION 4. BINDING EFFECT; RATIFICATION. (a) On and after the execution and delivery hereof, (i) this Agreement shall be a part of each of the Specified Terms Documents and (ii) each reference in any Specified Terms Document to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to any Specified Terms Document, shall mean and be a reference to the applicable Specified Terms Document as amended hereby.

(b) Except as expressly amended hereby, each Specified Terms Document shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. NO RECOURSE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

SECTION 6. NO PETITION. The Indenture Trustee covenants that it will not directly or indirectly institute or cause to be instituted against the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law and it will not directly or indirectly institute or cause to be instituted against the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any Federal or state bankruptcy law in any instance; provided, that the foregoing shall not in anyway limit the Noteholders’ rights to pursue any other creditor rights or remedies that the Noteholders may have for claims against the Issuer.

2

SECTION 7. MISCELLANEOUS. (a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.

(c) This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered electronically. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

(d) The Indenture Trustee is not responsible for the validity or sufficiency of this Agreement or the recitals contained herein.

*     *     *     *     *     *

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee on behalf of the Issuer

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Indenture Trustee

By:	/S/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

AS AGREED AND ACKNOWLEDGED BY:

DISCOVER PRODUCTS INC., as sole Holder of the Class B(2020-2) Notes, Class B(2020-3) Notes, Class B(2020-4) Notes, Class C(2020-3) Notes, Class C(2020-4) Notes and Class C(2020-5) Notes

By:	/s/ Patricia S. Hall
Name:	Patricia S. Hall
Title:	Vice President and Assistant Treasurer

EXHIBIT A

1.	The Class B(2020-2) Terms Document, dated as of December 9, 2020 (the “Class B(2020-2) Terms Document”), between the Indenture Trustee and the Issuer.

2.	The Class B(2020-3) Terms Document, dated as of December 9, 2020 (the “Class B(2020-3) Terms Document”), between the Indenture Trustee and the Issuer.

3.	The Class B(2020-4) Terms Document, dated as of December 9, 2020 (the “Class B(2020-4) Terms Document”), between the Indenture Trustee and the Issuer.

4.	The Class C(2020-3) Terms Document, dated as of December 9, 2020 (the “Class C(2020-3) Terms Document”), between the Indenture Trustee and the Issuer.

5.	The Class C(2020-4) Terms Document, dated as of December 9, 2020 (the “Class C(2020-4) Terms Document”), between the Indenture Trustee and the Issuer.

6.	The Class C(2020-5) Terms Document, dated as of December 9, 2020 (the “Class C(2020-5) Terms Document”), between the Indenture Trustee and the Issuer.

ANNEX A

Class B(2020-2) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS B(2020-2) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

TABLE OF CONTENTS

Exhibit

Exhibit A	Form of Class B(2020-2) Note

THIS CLASS B(2020-2) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class B Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class B(2020-2) Notes;

(6) each capitalized term defined herein shall relate only to the Class B(2020-2) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $350,000,000.

“Accumulation Commencement Date” means ~~March~~February 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class B(2020-2) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class B(2020-2) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class B(2020-2) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class B(2020-2) Notes or (b) an Event of Default and acceleration of the Class B(2020-2) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class B(2020-2) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class B(2020-2) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class B(2020-2) Note and duly executed and authenticated in accordance with the Indenture.

“Class B(2020-2) Noteholder” means a Person in whose name a Class B(2020-2) Note is registered in the Note Register.

“Class B(2020-2) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B(2020-2) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class B Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class B(2020-2) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class B Tranche Interest Allocation shall be the Class B Interest for the Class B(2020-2) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class B(2020-2) Notes, the Class B Tranche Interest Allocation shall be zero.

2

“Discount Amount” means initially $3,341,957; provided that following any issuance of additional Class B(2020-2) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class B(2020-2) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class B(2020-2) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class B Notes in the DiscoverSeries, multiplied by

(c) the aggregate Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes greater than zero.

“Encumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-2) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-2) Notes, and

(b) the Required Subordinated Percentage of Class C Notes (Encumbered) for the Class B(2020-2) Notes.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-2) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2020-2) Notes.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~April~~March 15, ~~2022.~~2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

3

“Initial Dollar Principal Amount” means $346,658,043, or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on May 16, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class B(2020-2) Notes issued on the date hereof and, with respect to any additional Class B(2020-2) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~April 15, 2024.~~March 17, 2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

4

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class B(2020-2) Notes:

(a) on the Issuance Date thereof, $350,000,000;

(b) on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c) on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d) on and after the date of a Receivables Sale for the Class B(2020-2) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 0.45~~1.95% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 0.45% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%~~twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” April 15, 2022.

“Outstanding Dollar Principal Amount” means, for the Class B(2020-2) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class B(2020-2) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class B(2020-2) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class B(2020-2) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-2) Notes and (b) following the issuance of additional Class B(2020-2) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class B(2020-2) Notes determined as of the date of such additional issuance and (ii) the Class B(2020-2) Accreted Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of

5

principal paid with respect to the Class B(2020-2) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-2) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class B(2020-2) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class B Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class B Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class B Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class B(2020-2) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class B(2020-2) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class B(2020-2) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class B(2020-2) Notes and (y) the Nominal Liquidation Amount of the Class B(2020-2) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class C Notes” means, for the Class B(2020-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class C Notes for such Class B(2020-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class C Notes for such Class B(2020-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-2) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class B(2020-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-2) Adverse Event shall have occurred.

6

“Required Subordinated Amount of Class D Notes” means, for the Class B(2020-2) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2020-2) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2020-2) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-2) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2020-2) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-2) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Encumbered)” means, for the Class B(2020-2) Notes, 127.27272728%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2020-2) Notes, 8.28402367%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2020-2) Notes, 154.54545455%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2020-2) Notes, 10.05917160%, subject to adjustment in accordance with Section 2.02.

“~~Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

~~“~~Seller’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

“Stated Principal Amount” means $350,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

7

“Targeted Principal Deposit” means, for the Class B(2020-2) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a) During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class B(2020-2) Notes, (x) (i) the Accumulation Amount for the Class B(2020-2) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class B(2020-2) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b)    If the Class B(2020-2) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class B(2020-2) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

(c)    If a Receivables Sale has occurred for the Class B(2020-2) Notes, zero.

“Unencumbered Amount” means, for the Class B(2020-2) Notes, an amount equal to the Nominal Liquidation Amount of the Class B(2020-2) Notes minus the Encumbered Amount for the Class B(2020-2) Notes.

“Unencumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-2) Notes and

(b) the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2020-2) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-2) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-2) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2020-2) Notes.

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a)    the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

8

(b)    the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority, and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c)    this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d)    to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e)    the Issuer is not required to be registered under the Investment Company Act;

(f)    all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g)    to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03.    Representations and Warranties of Indenture Trustee . The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b)    the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c)    this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04.    Limitations on Liability.

(a)    It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein

9

made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b)     None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class B(2020-2) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases) provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

10

ARTICLE II

THE CLASS B(2020-2) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class B Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class B(2020-2) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2020-2) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, in each case for the Class B(2020-2) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class B(2020-2) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class B(2020-2) Notes determined as of the first date of such related Interest Accrual Period, plus any Class B Tranche Interest Allocation Shortfall for such Class B(2020-2) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

11

Section 2.04.    ~~Notification of LIBOR.~~[Reserved.] ~~On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class B(2020-2) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~

~~The LIBOR Agent shall not have any liability for (i) the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii) any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the Class B(2020-2) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii) to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

12

Section 2.05.    Payments of Interest and Principal.

(a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class B(2020-2) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class B(2020-2) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class B(2020-2) Notes shall be made as set forth in Section 1102 of the Indenture.

(b) The right of the Class B(2020-2) Noteholders to receive payments from the Issuer will terminate on the Class B(2020-2) Termination Date.

(c) All payments of principal, interest or other amounts to the Class B(2020-2) Noteholders will be made pro rata based on the Stated Principal Amount of their Class B(2020-2) Notes.

Section 2.06.    Form of Delivery of Class B(2020-2) Notes; Denominations.

(a) The Class B(2020-2) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class B(2020-2) Notes is attached hereto as Exhibit A.

(b) The Class B(2020-2) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC DISCOVER BANK OR THEIR AFFILIATES OR (3)

13

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class B(2020-2) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c) The Class B(2020-2) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

Section 2.07.    Delivery and Payment for the Class B(2020-2) Notes. The Issuer shall execute and deliver the Class B(2020-2) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class B(2020-2) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08.    [Reserved].

Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class B(2020-2) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class B(2020-2) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class B(2020-2) Notes;

(ii)

the amount of such additional Class B(2020-2) Notes being offered, the purchase price for such additional Class B(2020-2) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class B(2020-2) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class B(2020-2) Notes after giving effect to the issuance of the additional Class B(2020-2) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class B(2020-2) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class B(2020-2) Notes to clarify the rights of Holders of such additional Class B(2020-2) Notes or the effect of such issuance of additional Class B(2020-2) Notes on any calculations to be made with respect to the Class B(2020-2) Notes, Class B, or the Issuer.

14

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class B(2020-2) Notes; and

(b) no Class B(2020-2) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class B(2020-2) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class B(2020-2) Notes.

Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class B(2020-2) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class B(2020-2) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class B(2020-2) Notes.

Section 2.12.    Calculation of Class B(2020-2) Accreted Discount. The amount of Class B(2020-2) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class B(2020-2) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the Original Expected Maturity Date and (y) the Discount Amount.

Section 2.13.    [Reserved].

Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class B(2020-2) Notes, and has no financial interest in the acquisition of such Class B(2020-2) Notes.

25

Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class B(2020-2) Notes. No Transfer (or purported Transfer) of a Class B(2020-2) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class B(2020-2) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-2) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class B(2020-2) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class B(2020-2) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-2) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class B(2020-2) Note (e.g., if a portion of the Class B(2020-2) Notes have original issue discount and a portion of the Class B(2020-2) Notes do not), tracking conditions such as requiring that such Class B(2020-2) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

26

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

[Signature Page to Class B(2020-2) Terms Document]

27

Exhibit A

Form of Class B(2020-2) Note

DISCOVERSERIES CLASS B(2020-2) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS B NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL income TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

REGISTERED	$[●]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS B(2020-2) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [•], or registered assigns, subject to the following provisions, a principal sum of $[●] ([●] dollars) payable on the ~~April 2022~~March 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~April 2024~~March 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Legal Maturity Date”).    ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date (as defined below), interest will accrue on this Note at the rate of ~~one-month LIBOR + 0.45~~1.95% per annum, as more specifically set forth in the Class B(2020-2) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment to Terms Document, dated March [29], 2022 and as further amended from time to time, the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class B(2020-2) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date)~~; provided, that if the sum of LIBOR + 0.45% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on the basis of ~~the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class B(2020-2) Notes will be applied first to pay shortfalls in interest on Class A Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class B(2020-2) Notes. Principal will not be paid on the Class B(2020-2) Notes prior to their Legal Maturity Date unless the Class A Usage of Class B Notes is zero for each Tranche of Class A Notes of the DiscoverSeries and the required level of subordination for the Class A Notes of the DiscoverSeries is available after giving effect to such payment.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $346,658,043.

The Stated Principal Amount of this Note is $350,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

*Denominations	of $100,000 and in integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:
Date: , 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 20

33

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B(2020-2) DiscoverSeries Notes (herein called the “Class B(2020-2) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B(2020-2) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class B(2020-2) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class C Notes and the Class D Notes of the DiscoverSeries and other tranches of Class B Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class B(2020-2) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class B(2020-2) Notes are subordinated in right of payment of principal and interest to the Class A Notes and provide loss protection to the Class A Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class B(2020-2) Notes may be applied to pay the Class A Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class B(2020-2) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class B(2020-2) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class B(2020-2) Notes shall be due and payable on the date on which an Event of Default relating to the Class B(2020-2) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class B(2020-2) Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided, however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class B(2020-2) Notes of record on the related Record Date (except for the final distribution with respect to the Class B(2020-2) Notes) the pro rata share for such Holder of Class B(2020-2) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class B Notes.

Payments of interest on this Class B(2020-2) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class B(2020-2) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B(2020-2) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class B(2020-2) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B(2020-2) Note be submitted for notation of payment. Any reduction in the principal amount of this Class B(2020-2) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B(2020-2) Note and of any Class B(2020-2) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B(2020-2) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B(2020-2) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class B(2020-2) Note may be registered on the Note Register upon surrender of this Class B(2020-2) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B(2020-2) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B(2020-2) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class B(2020-2) Note or, in the case of a Note Owner, a beneficial interest in a Class B(2020-2) Note, covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class B(2020-2) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B(2020-2) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B(2020-2) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B(2020-2) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B(2020-2) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B(2020-2) Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class B(2020-2) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class B(2020-2) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS B(2020-2) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class B(2020-2) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B(2020-2) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class B(2020-2) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B(2020-2) Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

ANNEX B

Class B(2020-3) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS B(2020-3) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

THIS CLASS B(2020-3) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class B Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class B(2020-3) Notes;

(6) each capitalized term defined herein shall relate only to the Class B(2020-3) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $350,000,000.

“Accumulation Commencement Date” means ~~April~~March 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class B(2020-3) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class B(2020-3) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class B(2020-3) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class B(2020-3) Notes or (b) an Event of Default and acceleration of the Class B(2020-3) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class B(2020-3) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class B(2020-3) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class B(2020-3) Note and duly executed and authenticated in accordance with the Indenture.

“Class B(2020-3) Noteholder” means a Person in whose name a Class B(2020-3) Note is registered in the Note Register.

“Class B(2020-3) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B(2020-3) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class B Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class B(2020-3) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class B Tranche Interest Allocation shall be the Class B Interest for the Class B(2020-3) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class B(2020-3) Notes, the Class B Tranche Interest Allocation shall be zero.

2

“Discount Amount” means initially $3,341,957; provided that following any issuance of additional Class B(2020-3) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class B(2020-3) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class B(2020-3) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class B Notes in the DiscoverSeries, multiplied by

(c) the aggregate Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes greater than zero.

“Encumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-3) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-3) Notes, and

(b) the Required Subordinated Percentage of Class C Notes (Encumbered) for the Class B(2020-3) Notes.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-3) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-3) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2020-3) Notes.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~May 16, 2022.~~April 17, 2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

3

“Initial Dollar Principal Amount” means $346,658,043, or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on June 15, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class B(2020-3) Notes issued on the date hereof and, with respect to any additional Class B(2020-3) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~May~~April 15, ~~2024.~~2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

4

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class B(2020-3) Notes:

(a) on the Issuance Date thereof, $350,000,000;

(b) on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c) on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d) on and after the date of a Receivables Sale for the Class B(2020-3) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 0.45~~1.95% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 0.45% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%~~twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” means May 16, 2022.

“Outstanding Dollar Principal Amount” means, for the Class B(2020-3) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class B(2020-3) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class B(2020-3) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class B(2020-3) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-3) Notes and (b) following the issuance of additional Class B(2020-3) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class B(2020-3) Notes determined as of the date of such additional issuance and (ii) the Class B(2020-3) Accreted

5

Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of principal paid with respect to the Class B(2020-3) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-3) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class B(2020-3) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class B Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class B Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class B Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class B(2020-3) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class B(2020-3) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class B(2020-3) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class B(2020-3) Notes and (y) the Nominal Liquidation Amount of the Class B(2020-3) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class C Notes” means, for the Class B(2020-3) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class C Notes for such Class B(2020-3) Notes and

(b) the Encumbered Required Subordinated Amount of Class C Notes for such Class B(2020-3) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-3) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class B(2020-3) Notes will be the greater of

(x) the amount determined above for such date of determination and

6

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-3) Adverse Event shall have occurred.

“Required Subordinated Amount of Class D Notes” means, for the Class B(2020-3) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2020-3) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2020-3) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-3) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2020-3) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-3) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Encumbered)” means, for the Class B(2020-3) Notes, 127.27272728%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2020-3) Notes, 8.28402367%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2020-3) Notes, 154.54545455%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2020-3) Notes, 10.05917160%, subject to adjustment in accordance with Section 2.02.

“~~Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

“Seller ’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

7

“Stated Principal Amount” means $350,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Targeted Principal Deposit” means, for the Class B(2020-3) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a)     During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class B(2020-3) Notes, (x) (i) the Accumulation Amount for the Class B(2020-3) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class B(2020-3) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b)    If the Class B(2020-3) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class B(2020-3) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

(c)    If a Receivables Sale has occurred for the Class B(2020-3) Notes, zero.

“Unencumbered Amount” means, for the Class B(2020-3) Notes, an amount equal to the Nominal Liquidation Amount of the Class B(2020-3) Notes minus the Encumbered Amount for the Class B(2020-3) Notes.

“Unencumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-3) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-3) Notes and

(b) the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2020-3) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-3) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-3) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2020-3) Notes.

8

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a)    the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b)    the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority, and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c)    this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d)    to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e)    the Issuer is not required to be registered under the Investment Company Act;

(f)    all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g)    to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03.    Representations and Warranties of Indenture Trustee . The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b)    the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c)    this Terms Document has been duly executed and delivered by the Indenture Trustee.

9

Section 1.04.    Limitations on Liability.

(a)    It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b)     None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class B(2020-3) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases) provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

10

ARTICLE II

THE CLASS B(2020-3) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class B Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class B(2020-3) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2020-3) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, in each case for the Class B(2020-3) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class B(2020-3) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class B(2020-3) Notes determined as of the first date of such related Interest Accrual Period, plus any Class B Tranche Interest Allocation Shortfall for such Class B(2020-3) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

11

Section 2.04.    ~~Notification of LIBOR.~~[Reserved.]. ~~On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class B(2020-3) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~

~~The LIBOR Agent shall not have any liability for (i) the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii) any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the Class B(2020-3) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii) to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

12

Section 2.05.    Payments of Interest and Principal.

(a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class B(2020-3) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class B(2020-3) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class B(2020-3) Notes shall be made as set forth in Section 1102 of the Indenture.

(b) The right of the Class B(2020-3) Noteholders to receive payments from the Issuer will terminate on the Class B(2020-3) Termination Date.

(c) All payments of principal, interest or other amounts to the Class B(2020-3) Noteholders will be made pro rata based on the Stated Principal Amount of their Class B(2020-3) Notes.

Section 2.06.    Form of Delivery of Class B(2020-3) Notes; Denominations.

(a) The Class B(2020-3) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class B(2020-3) Notes is attached hereto as Exhibit A.

(b) The Class B(2020-3) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC DISCOVER BANK OR THEIR AFFILIATES OR (3)

13

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class B(2020-3) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c) The Class B(2020-3) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

Section 2.07.    Delivery and Payment for the Class B(2020-3) Notes. The Issuer shall execute and deliver the Class B(2020-3) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class B(2020-3) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08.    [Reserved].

Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class B(2020-3) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class B(2020-3) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class B(2020-3) Notes;

(ii)

the amount of such additional Class B(2020-3) Notes being offered, the purchase price for such additional Class B(2020-3) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class B(2020-3) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class B(2020-3) Notes after giving effect to the issuance of the additional Class B(2020-3) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class B(2020-3) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class B(2020-3) Notes to clarify the rights of Holders of such additional Class B(2020-3) Notes or the effect of such issuance of additional Class B(2020-3) Notes on any calculations to be made with respect to the Class B(2020-3) Notes, Class B, or the Issuer.

14

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class B(2020-3) Notes; and

(b) no Class B(2020-3) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class B(2020-3) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class B(2020-3) Notes.

Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class B(2020-3) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class B(2020-3) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class B(2020-3) Notes.

Section 2.12.    Calculation of Class B(2020-3) Accreted Discount. The amount of Class B(2020-3) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class B(2020-3) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the Original Expected Maturity Date and (y) the Discount Amount.

Section 2.13.    [Reserved].

Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class B(2020-3) Notes, and has no financial interest in the acquisition of such Class B(2020-3) Notes.

15

Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class B(2020-3) Notes. No Transfer (or purported Transfer) of a Class B(2020-3) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class B(2020-3) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-3) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class B(2020-3) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class B(2020-3) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-3) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class B(2020-3) Note (e.g., if a portion of the Class B(2020-3) Notes have original issue discount and a portion of the Class B(2020-3) Notes do not), tracking conditions such as requiring that such Class B(2020-3) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

16

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

[Signature Page to Class B(2020-3) Terms Document]

Exhibit A

Form of Class B(2020-3) Note

DISCOVERSERIES CLASS B(2020-3) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS B NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL income TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

REGISTERED	$[●]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS B(2020-3) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [•], or registered assigns, subject to the following provisions, a principal sum of $[●] ([●] dollars) payable on the ~~May 2022~~April 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~May 2024~~April 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Legal Maturity Date”). ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date~~, interest~~ (as defined in the Terms Document), Interest will accrue on this Note at the rate of ~~one-month LIBOR + 0.45~~1.95% per annum, as more specifically set forth in the Class B(2020-3) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment to Terms Document, dated March [29], 2022 and as further amended from time to time, the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class B(2020-3) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date)~~; provided, that if the sum of LIBOR + 0.45% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on the basis of ~~the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class B(2020-3) Notes will be applied first to pay shortfalls in interest on Class A Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class B(2020-3) Notes. Principal will not be paid on the Class B(2020-3) Notes prior to their Legal Maturity Date unless the Class A Usage of Class B Notes is zero for each Tranche of Class A Notes of the DiscoverSeries and the required level of subordination for the Class A Notes of the DiscoverSeries is available after giving effect to such payment.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $346,658,043.

The Stated Principal Amount of this Note is $350,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date: , 20

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: , 20

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B(2020-3) DiscoverSeries Notes (herein called the “Class B(2020-3) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B(2020-3) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class B(2020-3) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class C Notes and the Class D Notes of the DiscoverSeries and other tranches of Class B Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class B(2020-3) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class B(2020-3) Notes are subordinated in right of payment of principal and interest to the Class A Notes and provide loss protection to the Class A Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class B(2020-3) Notes may be applied to pay the Class A Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class B(2020-3) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class B(2020-3) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class B(2020-3) Notes shall be due and payable on the date on which an Event of Default relating to the Class B(2020-3) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class B(2020-3) Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided, however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class B(2020-3) Notes of record on the related Record Date (except for the final distribution with respect to the Class B(2020-3) Notes) the pro rata share for such Holder of Class B(2020-3) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class B Notes.

Payments of interest on this Class B(2020-3) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class B(2020-3) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B(2020-3) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class B(2020-3) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B(2020-3) Note be submitted for notation of payment. Any reduction in the principal amount of this Class B(2020-3) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B(2020-3) Note and of any Class B(2020-3) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B(2020-3) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B(2020-3) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class B(2020-3) Note may be registered on the Note Register upon surrender of this Class B(2020-3) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B(2020-3) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B(2020-3) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class B(2020-3) Note or, in the case of a Note Owner, a beneficial interest in a Class B(2020-3) Note, covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class B(2020-3) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B(2020-3) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B(2020-3) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B(2020-3) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B(2020-3) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B(2020-3) Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class B(2020-3) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class B(2020-3) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS B(2020-3) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class B(2020-3) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B(2020-3) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class B(2020-3) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B(2020-3) Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

ANNEX C

Class B(2020-4) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS B(2020-4) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

Exhibit

Exhibit A            Form of Class B(2020-4) Note

THIS CLASS B(2020-4) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class B Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class B(2020-4) Notes;

(6) each capitalized term defined herein shall relate only to the Class B(2020-4) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $350,000,000.

“Accumulation Commencement Date” means ~~May~~April 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class B(2020-4) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class B(2020-4) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class B(2020-4) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class B(2020-4) Notes or (b) an Event of Default and acceleration of the Class B(2020-4) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class B(2020-4) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class B(2020-4) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class B(2020-4) Note and duly executed and authenticated in accordance with the Indenture.

“Class B(2020-4) Noteholder” means a Person in whose name a Class B(2020-4) Note is registered in the Note Register.

“Class B(2020-4) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B(2020-4) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class B Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class B(2020-4) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class B Tranche Interest Allocation shall be the Class B Interest for the Class B(2020-4) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class B(2020-4) Notes, the Class B Tranche Interest Allocation shall be zero.

2

“Discount Amount” means initially $3,341,957; provided that following any issuance of additional Class B(2020-4) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class B(2020-4) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class B(2020-4) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class B Notes in the DiscoverSeries, multiplied by

(c) the aggregate Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes greater than zero.

“Encumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-4) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-4) Notes, and

(b) the Required Subordinated Percentage of Class C Notes (Encumbered) for the Class B(2020-4) Notes.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-4) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B(2020-4) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B(2020-4) Notes.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~June~~May 15, ~~2022.~~2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

3

“Initial Dollar Principal Amount” means $346,658,043, or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on July 15, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class B(2020-4) Notes issued on the date hereof and, with respect to any additional Class B(2020-4) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~June 17, 2024.~~May 15, 2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

4

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class B(2020-4) Notes:

(a) on the Issuance Date thereof, $350,000,000;

(b) on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c) on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d) on and after the date of a Receivables Sale for the Class B(2020-4) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 0.45~~1.95% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 0.45% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%.~~ twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” June 15, 2022.

“Outstanding Dollar Principal Amount” means, for the Class B(2020-4) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class B(2020-4) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class B(2020-4) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class B(2020-4) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-4) Notes and (b) following the issuance of additional Class B(2020-4) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class B(2020-4) Notes determined as of the date of such additional issuance and (ii) the Class B(2020-4) Accreted Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of

5

principal paid with respect to the Class B(2020-4) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class B(2020-4) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class B(2020-4) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class B Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class B Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the ClassB Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class B(2020-4) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class B(2020-4) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class B(2020-4) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class B(2020-4) Notes and (y) the Nominal Liquidation Amount of the Class B(2020-4) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class C Notes” means, for the Class B(2020-4) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class C Notes for such Class B(2020-4) Notes and

(b) the Encumbered Required Subordinated Amount of Class C Notes for such Class B(2020-4) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-4) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class B(2020-4) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-4) Adverse Event shall have occurred.

6

“Required Subordinated Amount of Class D Notes” means, for the Class B(2020-4) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B(2020-4) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B(2020-4) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B(2020-4) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B(2020-4) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class B(2020-4) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Encumbered)” means, for the Class B(2020-4) Notes, 127.27272728%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B(2020-4) Notes, 8.28402367%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B(2020-4) Notes, 154.54545455%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class B(2020-4) Notes, 10.05917160%, subject to adjustment in accordance with Section 2.02.

~~“Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

“Seller’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

“Stated Principal Amount” means $350,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

7

“Targeted Principal Deposit” means, for the Class B(2020-4) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a) During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class B(2020-4) Notes, (x) (i) the Accumulation Amount for the Class B(2020-4) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class B(2020-4) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b) If the Class B(2020-4) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class B(2020-4) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

(c) If a Receivables Sale has occurred for the Class B(2020-4) Notes, zero.

“Unencumbered Amount” means, for the Class B(2020-4) Notes, an amount equal to the Nominal Liquidation Amount of the Class B(2020-4) Notes minus the Encumbered Amount for the Class B(2020-4) Notes.

“Unencumbered Required Subordinated Amount of Class C Notes” means, for the Class B(2020-4) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-4) Notes and

(b) the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B(2020-4) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B(2020-4) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B(2020-4) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B(2020-4) Notes.

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

8

(b) the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority, and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03.    Representations and Warranties of Indenture Trustee . The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c) this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04.    Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein

9

made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class B(2020-4) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases) provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

10

ARTICLE II

THE CLASS B(2020-4) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class B Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class B(2020-4) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B(2020-4) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, in each case for the Class B(2020-4) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class B(2020-4) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B)	the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class B
(2020-4) Notes determined as of the first date of such related Interest Accrual Period, plus any Class B Tranche Interest Allocation Shortfall for such Class B(2020-4) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

11

Section 2.04.    ~~Notification of LIBOR~~[Reserved]. ~~On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class B(2020-4) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~

~~The LIBOR Agent shall not have any liability for (i)the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii)any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the ClassB(2020-4) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i)to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii)to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii)to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv)to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

12

Section 2.05.    Payments of Interest and Principal.

(a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class B(2020-4) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class B(2020-4) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class B(2020-4) Notes shall be made as set forth in Section 1102 of the Indenture.

(b) The right of the Class B(2020-4) Noteholders to receive payments from the Issuer will terminate on the Class B(2020-4) Termination Date.

(c) All payments of principal, interest or other amounts to the Class B(2020-4) Noteholders will be made pro rata based on the Stated Principal Amount of their Class B(2020-4) Notes.

Section 2.06.    Form of Delivery of Class B(2020-4) Notes; Denominations.

(a) The Class B(2020-4) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class B(2020-4) Notes is attached hereto as Exhibit A.

(b) The Class B(2020-4) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC DISCOVER BANK OR THEIR AFFILIATES OR (3)

13

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class B(2020-4) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c) The Class B(2020-4) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

Section 2.07.    Delivery and Payment for the Class B(2020-4) Notes. The Issuer shall execute and deliver the Class B(2020-4) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class B(2020-4) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08.    [Reserved].

Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class B(2020-4) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class B(2020-4) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class B(2020-4) Notes;

(ii)

the amount of such additional Class B(2020-4) Notes being offered, the purchase price for such additional Class B(2020-4) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class B(2020-4) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class B(2020-4) Notes after giving effect to the issuance of the additional Class B(2020-4) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class B(2020-4) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class B(2020-4) Notes to clarify the rights of Holders of such additional Class B(2020-4) Notes or the effect of such issuance of additional Class B(2020-4) Notes on any calculations to be made with respect to the Class B(2020-4) Notes, Class B, or the Issuer.

14

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class B(2020-4) Notes; and

(b) no Class B(2020-4) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class B(2020-4) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class B(2020-4) Notes.

Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class B(2020-4) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class B(2020-4) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class B(2020-4) Notes.

Section 2.12.    Calculation of Class B(2020-4) Accreted Discount. The amount of Class B(2020-4) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class B(2020-4) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the ~~Expected~~Original Maturity Date and (y) the Discount Amount.

Section 2.13.    [Reserved].

Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class B(2020-4) Notes, and has no financial interest in the acquisition of such Class B(2020-4) Notes.

15

Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class B(2020-4) Notes. No Transfer (or purported Transfer) of a Class B(2020-4) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class B(2020-4) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-4) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class B(2020-4) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class B(2020-4) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class B(2020-4) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class B(2020-4) Note (e.g., if a portion of the Class B(2020-4) Notes have original issue discount and a portion of the Class B(2020-4) Notes do not), tracking conditions such as requiring that such Class B(2020-4) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

16

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

[Signature Page to Class B(2020-4) Terms Document]

Exhibit A

Form of Class B(2020-4) Note

DISCOVERSERIES CLASS B(2020-4) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1)THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2)THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3)THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS B NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL income TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

REGISTERED	$[●]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS B(2020-4) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [•], or registered assigns, subject to the following provisions, a principal sum of $[●] ([●] dollars) payable on the ~~June 2022~~May 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below) the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~June 2024~~May 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below) the “Legal Maturity Date”). ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date, interest will accrue on this Note at the rate of ~~one-month LIBOR + 0.45~~1.95% per annum, as more specifically set forth in the Class B(2020-4) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment to Terms Documents, dated March [29], 2022 and as further amended from time to time, the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class B(2020-4) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date)~~; provided, that if the sum of LIBOR + 0.45% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on the basis of ~~the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class B(2020-4) Notes will be applied first to pay shortfalls in interest on Class A Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class B(2020-4) Notes. Principal will not be paid on the Class B(2020-4) Notes prior to their Legal Maturity Date unless the Class A Usage of Class B Notes is zero for each Tranche of Class A Notes of the DiscoverSeries and the required level of subordination for the Class A Notes of the DiscoverSeries is available after giving effect to such payment.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $346,658,043.

The Stated Principal Amount of this Note is $350,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date: ___________, 20__

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: ___________, 20__

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class B(2020-4) DiscoverSeries Notes (herein called the “Class B(2020-4) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class B(2020-4) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class B(2020-4) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class C Notes and the Class D Notes of the DiscoverSeries and other tranches of Class B Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class B(2020-4) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class B(2020-4) Notes are subordinated in right of payment of principal and interest to the Class A Notes and provide loss protection to the Class A Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class B(2020-4) Notes may be applied to pay the Class A Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class B(2020-4) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class B(2020-4) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class B(2020-4) Notes shall be due and payable on the date on which an Event of Default relating to the Class B(2020-4) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class B(2020-4) Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided, however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class B(2020-4) Notes of record on the related Record Date (except for the final distribution with respect to the Class B(2020-4) Notes) the pro rata share for such Holder of Class B(2020-4) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class B Notes.

Payments of interest on this Class B(2020-4) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class B(2020-4) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class B(2020-4) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class B(2020-4) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B(2020-4) Note be submitted for notation of payment. Any reduction in the principal amount of this Class B(2020-4) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B(2020-4) Note and of any Class B(2020-4) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B(2020-4) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B(2020-4) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class B(2020-4) Note may be registered on the Note Register upon surrender of this Class B(2020-4) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B(2020-4) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B(2020-4) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class B(2020-4) Note or, in the case of a Note Owner, a beneficial interest in a Class B(2020-4) Note, covenants and agrees that by accepting the benefits of the Indenture that it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class B(2020-4) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B(2020-4) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B(2020-4) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B(2020-4) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class B(2020-4) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B(2020-4) Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class B(2020-4) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class B(2020-4) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS B(2020-4) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class B(2020-4) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B(2020-4) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class B(2020-4) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B(2020-4) Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

ANNEX D

Class C(2020-3) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS C(2020-3) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

i

THIS CLASS C(2020-3) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class C Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I.

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class C(2020-3) Notes;

(6) each capitalized term defined herein shall relate only to the Class C(2020-3) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $380,000,000.

“Accumulation Commencement Date” means ~~March~~February 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class C(2020-3) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class C(2020-3) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class C(2020-3) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class C(2020-3) Notes or (b) an Event of Default and acceleration of the Class C(2020-3) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class C(2020-3) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class C(2020-3) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class C(2020-3) Note and duly executed and authenticated in accordance with the Indenture.

“Class C(2020-3) Noteholder” means a Person in whose name a Class C(2020-3) Note is registered in the Note Register.

“Class C(2020-3) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C(2020-3) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class C Reserve Account Percentage” means 0.00%.

“Class C Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class C(2020-3) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class C Tranche Interest

1

Allocation shall be the Class C Interest for the Class C(2020-3) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class C(2020-3) Notes, the Class C Tranche Interest Allocation shall be zero.

“Discount Amount” means initially $6,549,982; provided that following any issuance of additional Class C(2020-3) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class C(2020-3) Notes, an amount equal to

(a)    the Nominal Liquidation Amount of the Class C(2020-3) Notes, divided by

(b)    the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c)    the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-3) Notes, the product of

(a)    the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b)    a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2020-3) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~April~~March 15, ~~2022.~~2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

2

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $373,450,018 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on May 16, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class C(2020-3) Notes issued on the date hereof and, with respect to any additional Class C(2020-3) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~April 15, 2024.~~March 17, 2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

3

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class C(2020-3) Notes:

(a)    on the Issuance Date thereof, $380,000,000;

(b)    on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c)    on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d)    on and after the date of a Receivables Sale for the Class C(2020-3) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 1.00~~2.25% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 1.00% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%~~twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” April 15, 2022.

“Outstanding Dollar Principal Amount” means, for the Class C(2020-3) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class C(2020-3) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class C(2020-3) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class C(2020-3) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-3) Notes and (b) following the issuance of additional Class C(2020-3) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class C(2020-3)

4

Notes determined as of the date of such additional issuance and (ii) the Class C(2020-3) Accreted Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of principal paid with respect to the Class C(2020-3) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-3) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class C(2020-3) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i ) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class C Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class C Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class C Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class C(2020-3) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class C(2020-3) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class C(2020-3) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class C(2020-3) Notes and (y) the Nominal Liquidation Amount of the Class C(2020-3) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class D Notes” means, for the Class C(2020-3) Notes for any date of determination, an amount equal to the sum of

(a)    the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2020-3) Notes and

(b)    the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2020-3) Notes;

5

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2020-3) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2020-3) Notes will be the greater of

(x)    the amount determined above for such date of determination and

(y)    the amount determined above for the date immediately prior to the date on which such Class C(2020-3) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2020-3) Notes, 9.28961749%, subject to adjustment in accordance with Section 2.02.

~~“Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

“Seller’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

“Stated Principal Amount” means $380,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Targeted Principal Deposit” means, for the Class C(2020-3) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a)    During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class C(2020-3) Notes, (x) (i) the Accumulation Amount for the Class C(2020-3) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class C(2020-3) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b)    If the Class C(2020-3) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class C(2020-3) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

6

(c)    If a Receivables Sale has occurred for the Class C(2020-3) Notes, zero.

“Unencumbered Amount” means, for the Class C(2020-3) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2020-3) Notes minus the Encumbered Amount for the Class C(2020-3) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-3) Notes, an amount equal to the product of

(a)    the Unencumbered Amount for the Class C(2020-3) Notes and

(b)    the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-3) Notes.

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a)    the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b)    the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c)    this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d)    to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e)    the Issuer is not required to be registered under the Investment Company Act;

(f)    all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g)    to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the

7

invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03.    Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a)    the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b)    the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c)    this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04.    Limitations on Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b)    None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class C(2020-3) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

8

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases) provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II.

THE CLASS C(2020-3) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class C Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class C(2020-3) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentage and Amount.

(a)    On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-3) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b)    On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class D Notes for the Class C(2020-3) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

9

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class C(2020-3) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class C(2020-3) Notes determined as of the first date of such related Interest Accrual Period, plus any Class C Tranche Interest Allocation Shortfall for such Class C(2020-3) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

Section 2.04. ~~Notification of LIBOR. On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class C(2020-3) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~ [Reserved]

~~The LIBOR Agent shall not have any liability for (i) the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii) any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the Class C(2020-3) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

10

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii) to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

~~Section 2.05.~~Section 2.05.    Payments of Interest and Principal. (a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class C(2020-3) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class C(2020-3) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class C(2020-3) Notes shall be made as set forth in Section 1102 of the Indenture.

(b)    The right of the Class C(2020-3) Noteholders to receive payments from the Issuer will terminate on the Class C(2020-3) Termination Date.

(c)    All payments of principal, interest or other amounts to the Class C(2020-3) Noteholders will be made pro rata based on the Stated Principal Amount of their Class C(2020-3) Notes.

~~Section 2.06.~~Section 2.06.    Form of Delivery of Class C(2020-3) Notes; Denominations. (a) The Class C(2020-3) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class C(2020-3) Notes is attached hereto as Exhibit A. (b)    The Class C(2020-3) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE

11

TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class C(2020-3) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c)    The Class C(2020-3) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

~~Section 2.07.~~Section 2.07.    Delivery and Payment for the Class C(2020-3) Notes. The Issuer shall execute and deliver the Class C(2020-3) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C(2020-3) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

~~Section 2.08.~~Section 2.08.    [Reserved]

~~Section 2.09.~~Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class C(2020-3) Notes, so long as the following conditions precedent are satisfied:

(a)    the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class C(2020-3) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class C(2020-3) Notes;

12

(ii)

the amount of such additional Class C(2020-3) Notes being offered, the purchase price for such additional Class C(2020-3) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class C(2020-3) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class C(2020-3) Notes after giving effect to the issuance of the additional Class C(2020-3) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class C(2020-3) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class C(2020-3) Notes to clarify the rights of Holders of such additional Class C(2020-3) Notes or the effect of such issuance of additional Class C(2020-3) Notes on any calculations to be made with respect to the Class C(2020-3) Notes, Class C, or the Issuer.

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class C(2020-3) Notes; and

(b)    no Class C(2020-3) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class C(2020-3) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class C(2020-3) Notes.

~~Section 2.10.~~Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class C(2020-3) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

~~Section 2.11.~~Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class C(2020-3) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class C(2020-3) Notes.

13

~~Section 2.12.~~Section 2.12.     Calculation of Class C(2020-3) Accreted Discount. The amount of Class C(2020-3) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class C(2020-3) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the Original Expected Maturity Date and (y) the Discount Amount.

~~Section 2.13.~~Section 2.13.    [Reserved]

~~Section 2.14.~~Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class C(2020-3) Notes, and has no financial interest in the acquisition of such Class C(2020-3) Notes.

~~Section 2.15.~~Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

~~Section 2.16.~~Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class C(2020-3) Notes. No Transfer (or purported Transfer) of a Class C(2020-3) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class C(2020-3) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-3) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class C(2020-3) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class C(2020-3) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-3) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class C(2020-3) Note (e.g., if a portion of the Class C(2020-3) Notes have original issue discount and a portion of the Class C(2020-3) Notes do not), tracking conditions such as requiring that such Class C(2020-3) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

14

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

Exhibit A

Form of Class C(2020-3) Note

DISCOVERSERIES CLASS C(2020-3) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-1

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS C NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES AND THE CLASS B NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Ex. A-2

REGISTERED	$[●]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS C(2020-3) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [•], or registered assigns, subject to the following provisions, a principal sum of $[•] ([•] dollars) payable on the ~~April 2022~~March 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~April 2024~~March 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Legal Maturity Date”). ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date (as defined in the Terms Document), interest will accrue on this Note at the rate of ~~one-month LIBOR + 1.00~~2.25% per annum, as more specifically set forth in the Class C(2020-3) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment to Terms Documents, dated March [29], 2022 and as further amended from time to time, the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class C(2020-3) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date) ~~); provided, that if the sum of LIBOR + 1.00% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on ~~the basis of the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class C(2020-3) Notes will be applied first to pay shortfalls in interest on Class A Notes and Class B Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes and Class B Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class C(2020-3) Notes. Principal will not be paid on the Class C(2020-3) Notes prior to their Legal Maturity Date unless each of the Class A Usage of Class C Notes and the Class B Usage of Class C Notes is zero for each Tranche of Class A Notes and Class B Notes of the DiscoverSeries and the required level of subordination for the Class A Notes and Class B Notes of the DiscoverSeries is available after giving effect to such payment.

Ex. A-3

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $373,450,018.

The Stated Principal Amount of this Note is $380,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Ex. A-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

Date:

Ex. A-5

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:

Ex. A-6

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class C(2020-3) DiscoverSeries Notes (herein called the “Class C(2020-3) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C(2020-3) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class C(2020-3) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class B Notes and the Class D Notes of the DiscoverSeries and other tranches of Class C Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class C(2020-3) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class C(2020-3) Notes are subordinated in right of payment of principal and interest to the Class A Notes and the Class B Notes and provide loss protection to the Class A Notes and the Class B Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class C(2020-3) Notes may be applied to pay the Class A Interest Allocation and the Class B Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class C(2020-3) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class C(2020-3) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class C(2020-3) Notes shall be due and payable on the date on which an Event of Default relating to the Class C(2020-3) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class C(2020-3) Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided,

Ex. A-7

however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class C(2020-3) Notes of record on the related Record Date (except for the final distribution with respect to the Class C(2020-3) Notes) the pro rata share for such Holder of Class C(2020-3) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class C Notes.

Payments of interest on this Class C(2020-3) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class C(2020-3) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class C(2020-3) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class C(2020-3) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C(2020-3) Note be submitted for notation of payment. Any reduction in the principal amount of this Class C(2020-3) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C(2020-3) Note and of any Class C(2020-3) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C(2020-3) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C(2020-3) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class C(2020-3) Note may be

Ex. A-8

registered on the Note Register upon surrender of this Class C(2020-3) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C(2020-3) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C(2020-3) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class C(2020-3) Note or, in the case of a Note Owner, a beneficial interest in a Class C(2020-3) Note, covenants and agrees that by accepting the benefits of the Indenture it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class C(2020-3) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class C(2020-3) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C(2020-3) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C(2020-3) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C(2020-3) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C(2020-3) Note.

Ex. A-9

The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class C(2020-3) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class C(2020-3) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS C(2020-3) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class C(2020-3) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C(2020-3) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class C(2020-3) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C(2020-3) Note.

Ex. A-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Ex. A-11

ANNEX E

Class C(2020-4) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS C(2020-4) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

Exhibit

Exhibit A	Form of Class C(2020-4) Note

i

THIS CLASS C(2020-4) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class C Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I.

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class C(2020-4) Notes;

(6) each capitalized term defined herein shall relate only to the Class C(2020-4) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $380,000,000.

“Accumulation Commencement Date” means ~~April~~March 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class C(2020-4) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class C(2020-4) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class C(2020-4) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class C(2020-4) Notes or (b) an Event of Default and acceleration of the Class C(2020-4) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class C(2020-4) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class C(2020-4) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class C(2020-4) Note and duly executed and authenticated in accordance with the Indenture.

“Class C(2020-4) Noteholder” means a Person in whose name a Class C(2020-4) Note is registered in the Note Register.

“Class C(2020-4) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C(2020-4) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class C Reserve Account Percentage” means 0.00%.

“Class C Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class C(2020-4) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class C Tranche Interest Allocation shall be the Class C Interest for the Class C(2020-4) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class C(2020-4) Notes, the Class C Tranche Interest Allocation shall be zero.

2

“Discount Amount” means initially $6,549,982; provided that following any issuance of additional Class C(2020-4) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class C(2020-4) Notes, an amount equal to

(a)    the Nominal Liquidation Amount of the Class C(2020-4) Notes, divided by

(b)    the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c)    the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-4) Notes, the product of

(a)    the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b)    a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2020-4) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~May 16, 2022.~~April 17, 2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1

3

to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $373,450,018 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on June 15, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class C(2020-4) Notes issued on the date hereof and, with respect to any additional Class C(2020-4) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~May~~April 15, ~~2024.~~2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

4

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class C(2020-4) Notes:

(a)    on the Issuance Date thereof, $380,000,000;

(b)    on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c)    on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d)    on and after the date of a Receivables Sale for the Class C(2020-4) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 1.00~~2.25% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 1.00% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%~~twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” May 16, 2022.

“Outstanding Dollar Principal Amount” means, for the Class C(2020-4) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class C(2020-4) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class C(2020-4) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class C(2020-4) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-4) Notes and (b) following the issuance of additional Class C(2020-4) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class C(2020-4) Notes determined as of the date of such additional issuance and (ii) the Class C(2020-4) Accreted Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of

5

principal paid with respect to the Class C(2020-4) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-4) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class C(2020-4) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class C Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class C Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class C Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class C(2020-4) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class C(2020-4) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class C(2020-4) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class C(2020-4) Notes and (y) the Nominal Liquidation Amount of the Class C(2020-4) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class D Notes” means, for the Class C(2020-4) Notes for any date of determination, an amount equal to the sum of

(a)    the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2020-4) Notes and

(b)    the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2020-4) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2020-4) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2020-4) Notes will be the greater of

(x)    the amount determined above for such date of determination and

6

(y)    the amount determined above for the date immediately prior to the date on which such Class C(2020-4) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2020-4) Notes, 9.28961749%, subject to adjustment in accordance with Section 2.02.

~~“Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

“Seller’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

“Stated Principal Amount” means $380,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Targeted Principal Deposit” means, for the Class C(2020-4) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a)    During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class C(2020-4) Notes, (x) (i) the Accumulation Amount for the Class C(2020-4) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class C(2020-4) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b)    If the Class C(2020-4) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class C(2020-4) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

(c)    If a Receivables Sale has occurred for the Class C(2020-4) Notes, zero.

“Unencumbered Amount” means, for the Class C(2020-4) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2020-4) Notes minus the Encumbered Amount for the Class C(2020-4) Notes.

7

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-4) Notes, an amount equal to the product of

(a)    the Unencumbered Amount for the Class C(2020-4) Notes and

(b)    the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-4) Notes.

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a)    the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b)    the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c)    this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d)    to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e)    the Issuer is not required to be registered under the Investment Company Act;

(f)    all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g)    to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

8

Section 1.03.    Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a)    the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b)    the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c)    this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04.    Limitations on Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b)    None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class C(2020-4) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases) provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global

9

and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II.

THE CLASS C(2020-4) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class C Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class C(2020-4) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentage and Amount.

(a)    On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-4) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b)    On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class D Notes for the Class C(2020-4) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class C(2020-4) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

10

(ii)	the Outstanding Dollar Principal Amount of the Class C(2020-4) Notes determined as of the first date of such related Interest Accrual Period, plus any Class C Tranche Interest Allocation Shortfall for such Class C(2020-4) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

Section 2.04. ~~Notification of LIBOR. On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class C(2020-4) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~ [Reserved]

~~The LIBOR Agent shall not have any liability for (i) the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii) any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the Class C(2020-4) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii) to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

11

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

~~Section 2.05.~~Section 2.05.    Payments of Interest and Principal. (a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class C(2020-4) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class C(2020-4) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class C(2020-4) Notes shall be made as set forth in Section 1102 of the Indenture.

(b)    The right of the Class C(2020-4) Noteholders to receive payments from the Issuer will terminate on the Class C(2020-4) Termination Date.

(c)    All payments of principal, interest or other amounts to the Class C(2020-4) Noteholders will be made pro rata based on the Stated Principal Amount of their Class C(2020-4) Notes.

~~Section 2.06.~~Section 2.06.    Form of Delivery of Class C(2020-4) Notes; Denominations. (a) The Class C(2020-4) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class C(2020-4) Notes is attached hereto as Exhibit A. The Class C(2020-4) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN

12

COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class C(2020-4) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c)    The Class C(2020-4) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

~~Section 2.07.~~Section 2.07.    Delivery and Payment for the Class C(2020-4) Notes. The Issuer shall execute and deliver the Class C(2020-4) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C(2020-4) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

~~Section 2.08.~~Section 2.08.    [Reserved]

~~Section 2.09.~~Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class C(2020-4) Notes, so long as the following conditions precedent are satisfied:

(a)    the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class C(2020-4) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class C(2020-4) Notes;

(ii)

the amount of such additional Class C(2020-4) Notes being offered, the purchase price for such additional Class C(2020-4) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class C(2020-4) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class C(2020-4) Notes after giving effect to the issuance of the additional Class C(2020-4) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class C(2020-4) Notes; and

13

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class C(2020-4) Notes to clarify the rights of Holders of such additional Class C(2020-4) Notes or the effect of such issuance of additional Class C(2020-4) Notes on any calculations to be made with respect to the Class C(2020-4) Notes, Class C, or the Issuer.

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class C(2020-4) Notes; and

(b)    no Class C(2020-4) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class C(2020-4) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class C(2020-4) Notes.

~~Section 2.10.~~Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class C(2020-4) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

~~Section 2.11.~~Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class C(2020-4) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class C(2020-4) Notes.

~~Section 2.12.~~Section 2.12.    Calculation of Class C(2020-4) Accreted Discount. The amount of Class C(2020-4) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class C(2020-4) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the Original Expected Maturity Date and (y) the Discount Amount.

~~Section 2.13.~~Section 2.13.    [Reserved]

~~Section 2.14.~~Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor

14

or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class C(2020-4) Notes, and has no financial interest in the acquisition of such Class C(2020-4) Notes.

~~Section 2.15.~~Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

~~Section 2.16.~~Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class C(2020-4) Notes. No Transfer (or purported Transfer) of a Class C(2020-4) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class C(2020-4) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-4) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class C(2020-4) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class C(2020-4) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-4) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class C(2020-4) Note (e.g., if a portion of the Class C(2020-4) Notes have original issue discount and a portion of the Class C(2020-4) Notes do not), tracking conditions such as requiring that such Class C(2020-4) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

15

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST,
as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

Exhibit A

Form of Class C(2020-4) Note

DISCOVERSERIES CLASS C(2020-4) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

Ex. A-1

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS C NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES AND THE CLASS B NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Ex. A-2

REGISTERED	$[●]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS C(2020-4) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [●], or registered assigns, subject to the following provisions, a principal sum of $[●] ([●] dollars) payable on the ~~May 2022~~April 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~May 2024~~April 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Legal Maturity Date”). ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date (as defined in the Terms Documents), interest will accrue on this Note at the rate of ~~one-month LIBOR + 1.00~~2.25% per annum, as more specifically set forth in the Class C(2020-4) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment, dated March [29], 2022 and as further amended from time to time, the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class C(2020-4) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date) ~~); provided, that if the sum of LIBOR + 1.00% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on the basis of ~~the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class C(2020-4) Notes will be applied first to pay shortfalls in interest on Class A Notes and Class B Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes and Class B Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class C(2020-4) Notes. Principal will not be paid on the Class C(2020-4) Notes prior to their Legal Maturity Date unless each of the Class A Usage of Class C Notes and the Class B Usage of Class C Notes is zero for each Tranche of Class A Notes and Class B Notes of the DiscoverSeries and the required level of subordination for the Class A Notes and Class B Notes of the DiscoverSeries is available after giving effect to such payment.

Ex. A-3

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $373,450,018.

The Stated Principal Amount of this Note is $380,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

*	Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Ex. A-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:
Date:

Ex. A-5

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:
Date:

Ex. A-6

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class C(2020-4) DiscoverSeries Notes (herein called the “Class C(2020-4) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C(2020-4) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class C(2020-4) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class B Notes and the Class D Notes of the DiscoverSeries and other tranches of Class C Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class C(2020-4) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class C(2020-4) Notes are subordinated in right of payment of principal and interest to the Class A Notes and the Class B Notes and provide loss protection to the Class A Notes and the Class B Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class C(2020-4) Notes may be applied to pay the Class A Interest Allocation and the Class B Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class C(2020-4) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class C(2020-4) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class C(2020-4) Notes shall be due and payable on the date on which an Event of Default relating to the Class C(2020-4) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class C(2020-4)

Ex. A-7

Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided, however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class C(2020-4) Notes of record on the related Record Date (except for the final distribution with respect to the Class C(2020-4) Notes) the pro rata share for such Holder of Class C(2020-4) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class C Notes.

Payments of interest on this Class C(2020-4) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class C(2020-4) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class C(2020-4) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class C(2020-4) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C(2020-4) Note be submitted for notation of payment. Any reduction in the principal amount of this Class C(2020-4) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C(2020-4) Note and of any Class C(2020-4) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C(2020-4) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C(2020-4) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

Ex. A-8

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class C(2020-4) Note may be registered on the Note Register upon surrender of this Class C(2020-4) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C(2020-4) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C(2020-4) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class C(2020-4) Note or, in the case of a Note Owner, a beneficial interest in a Class C(2020-4) Note, covenants and agrees that by accepting the benefits of the Indenture it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class C(2020-4) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class C(2020-4) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C(2020-4) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C(2020-4) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C(2020-4) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon

Ex. A-9

this Class C(2020-4) Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class C(2020-4) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class C(2020-4) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS C(2020-4) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class C(2020-4) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C(2020-4) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class C(2020-4) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C(2020-4) Note.

Ex. A-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Ex. A-11

ANNEX F

Class C(2020-5) Terms Document

[SEE ATTACHED]

Execution Version

Conformed Through Omnibus Amendment No. 1 Dated, March 29, 2022

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS C(2020-5) TERMS DOCUMENT

Dated as of December 9, 2020

to

SECOND AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of December 22, 2015

for the DiscoverSeries Notes

to

AMENDED AND RESTATED INDENTURE

Dated as of December 22, 2015

TABLE OF CONTENTS

Exhibit

Exhibit A	Form of Class C(2020-5) Note

i

THIS CLASS C(2020-5) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of December 9, 2020.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class C Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I.

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.    Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Note Purchase Agreement, dated as of December 9, 2020, by and among Discover Card Execution Note Trust, Discover Bank, Discover Funding LLC and the Purchaser (as defined therein) (as may be amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Note Purchase Agreement”), the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class C(2020-5) Notes;

(6) each capitalized term defined herein shall relate only to the Class C(2020-5) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” means $380,000,000.

“Accumulation Commencement Date” means ~~May~~April 1, ~~2022.~~2023.

“Accumulation Period” has the meaning set forth in the Indenture Supplement.

“Accumulation Period Length” means 1 month.

“Class C(2020-5) Accreted Discount” means, for any Distribution Date, the amount of principal accreted on the Class C(2020-5) Notes in accordance with Section 2.12 hereof through the Monthly Principal Accretion Period ending on such Distribution Date.

“Class C(2020-5) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class C(2020-5) Notes or (b) an Event of Default and acceleration of the Class C(2020-5) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class C(2020-5) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class C(2020-5) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class C(2020-5) Note and duly executed and authenticated in accordance with the Indenture.

“Class C(2020-5) Noteholder” means a Person in whose name a Class C(2020-5) Note is registered in the Note Register.

“Class C(2020-5) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C(2020-5) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Class C Reserve Account Percentage” means 0.00%.

“Class C Tranche Interest Allocation” means, notwithstanding anything to the contrary in the Indenture Supplement, for the Class C(2020-5) Notes, zero; provided that, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, for any Distribution Date after the Original Expected Maturity Date, the Class C Tranche Interest Allocation shall be the Class C Interest for the Class C(2020-5) Notes plus any Interest Allocation Shortfall from the prior Distribution Date. Following a Receivables Sale for the Class C(2020-5) Notes, the Class C Tranche Interest Allocation shall be zero.

2

“Discount Amount” means initially $6,549,982; provided that following any issuance of additional Class C(2020-5) Notes in accordance with Section 2.09, the Discount Amount shall mean the amount specified in the Notice of Additional Issuance.

“Encumbered Amount” means, for the Class C(2020-5) Notes, an amount equal to

(a)    the Nominal Liquidation Amount of the Class C(2020-5) Notes, divided by

(b)    the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c)    the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-5) Notes, the product of

(a)    the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

(b)    a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C(2020-5) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means ~~June~~May 15, ~~2022.~~2023.

“Indenture” means the Amended and Restated Indenture, dated as of December 22, 2015, by and between the Issuer and Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019, as supplemented by the Indenture Supplement, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1

3

to Indenture Supplement, dated as of August 27, 2019, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $373,450,018 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date).

“Interest Payment Date” means, if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the fifteenth day of each month commencing on July 15, 2022, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuance Date” means December 9, 2020 with respect to all Class C(2020-5) Notes issued on the date hereof and, with respect to any additional Class C(2020-5) Notes issued pursuant to Section 2.09, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means ~~June 17, 2024.~~May 15, 2025.

~~“LIBOR” means, with respect to any LIBOR Determination Date, the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appears on Reuters Screen LIBOR01 as of 11:00 a.m., London time, on such day. If such rate does not appear on Reuters Screen LIBOR01, the rate will be determined by the LIBOR Agent on the basis of the rates at which deposits in United States dollars are offered by major banks in the London interbank market, selected by the Calculation Agent by written notice to the LIBOR Agent, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market with a duration comparable to the relevant Interest Accrual Period commencing on that day. The LIBOR Agent will request the principal London office of four banks selected by the Calculation Agent to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks with a duration comparable to the relevant Interest Accrual Period commencing on that day. In the event the LIBOR Agent on any LIBOR Determination Date is required, but is unable, to determine LIBOR in accordance with at least one of the procedures described above, LIBOR will be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the LIBOR Determination Date for the initial Interest Period, LIBOR will be the rate for deposits in United States dollars with a duration comparable to the relevant Interest Accrual Period which appeared on Reuters Screen LIBOR01 as of the last date most recently occurring prior to such LIBOR Determination Date.~~

4

~~“LIBOR Agent” means U.S. Bank National Association, not in its individual capacity, but solely as LIBOR agent.~~

~~“LIBOR Business Day,” if applicable, shall mean a day other than a Saturday or a Sunday on which banking institutions in both the City of London, England and in New York, New York are not required or authorized by law to be closed.~~

~~“LIBOR Determination Date” means the second LIBOR Business Day immediately preceding the commencement of an Interest Accrual Period.~~

“Nominal Liquidation Amount” means, notwithstanding anything to the contrary in the Indenture Supplement, with respect to the Class C(2020-5) Notes:

(a)    on the Issuance Date thereof, $380,000,000;

(b)    on any Distribution Date thereafter such amount as increased or decreased pursuant to Section 3.01 of the Indenture Supplement and Section 2.09 hereof;

(c)    on any date, other than a Distribution Date, on which Prefunding Excess Amount are withdrawn from the applicable Principal Funding Subaccount pursuant to Section 4.04 of the Indenture Supplement, the Nominal Liquidation Amount as of the beginning of such date plus the Prefunding Excess Amount so withdrawn; and

(d)    on and after the date of a Receivables Sale for the Class C(2020-5) Notes, zero.

“Note Interest Rate” means zero; provided that if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Original Expected Maturity Date, the Note Interest Rate for each Interest Accrual Period shall be ~~LIBOR + 1.00~~2.25% per annum, calculated on the basis of ~~the actual number of days elapsed and a 360-day year; provided, further, that if the sum of LIBOR + 1.00% for such Interest Accrual Period is less than 0.00%, then the Note Interest Rate for such Interest Accrual Period will be deemed to be 0.00%~~twelve 30-day months and a 360-day year.

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Original Expected Maturity Date” June 15, 2022.

“Outstanding Dollar Principal Amount” means, for the Class C(2020-5) Notes, notwithstanding anything to the contrary in the Indenture Supplement, (a) prior to an issuance of additional Class C(2020-5) Notes, the sum of (i) the Initial Dollar Principal Amount of such Notes and (ii) the Class C(2020-5) Accreted Discount as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount of principal paid with respect to the Class C(2020-5) Notes as of the relevant date of determination and (ii) any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-5) Notes and (b) following the issuance of additional Class C(2020-5) Notes, the sum of (i) the Outstanding Dollar Principal Amount of the Class C(2020-5) Notes determined as of the date of such additional issuance and (ii) the Class C(2020-5) Accreted Discount accreted after the date of such additional issuance, as determined in accordance with Section 2.12 hereof, minus (i) the aggregate amount, as of the relevant date of determination, of principal paid with respect to the Class C(2020-5) Notes after the date of such additional issuance and (ii) any net losses, as of the relevant date of determination, of

5

principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for the Class C(2020-5) Notes after the date of such additional issuance. Notwithstanding the foregoing, if a Receivables Sale has occurred with respect to the Class C(2020-5) Notes, the Outstanding Dollar Principal Amount shall be zero.

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Securities and Exchange Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Daily Deposit Target Finance Charge Amount” means, (i) for any day in a Due Period when the Servicer Rating Condition is not satisfied, an amount equal to the Class C Tranche Interest Allocation for the related Distribution Date~~; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class C Tranche Interest Allocation cannot be determined because the LIBOR Determination Date for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class C Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that LIBOR will be LIBOR for the applicable period determined on the first day of such calendar month, multiplied by 1.25.~~, and (ii) for any day in a Due Period when the Servicer Rating Condition is satisfied, zero.

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such day is in a Due Period in the Accumulation Period for the Class C(2020-5) Notes, and the Servicer Rating Condition is not satisfied, the Accumulation Amount, (ii) if such day is in a Due Period in the Accumulation Period for the Class C(2020-5) Notes and the Servicer Rating Condition is satisfied, zero, (iii) if such day is on or after the occurrence and during the continuance of a Class C(2020-5) Adverse Event, the lesser of (x) the Outstanding Dollar Principal Amount of the Class C(2020-5) Notes and (y) the Nominal Liquidation Amount of the Class C(2020-5) Notes, and (iv) in all other circumstances, zero.

“Required Subordinated Amount of Class D Notes” means, for the Class C(2020-5) Notes for any date of determination, an amount equal to the sum of

(a)    the Unencumbered Required Subordinated Amount of Class D Notes for such Class C(2020-5) Notes and

(b)    the Encumbered Required Subordinated Amount of Class D Notes for such Class C(2020-5) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C(2020-5) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C(2020-5) Notes will be the greater of

(x)    the amount determined above for such date of determination and

(y)    the amount determined above for the date immediately prior to the date on which such Class C(2020-5) Adverse Event shall have occurred.

6

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means, for the Class C(2020-5) Notes, 9.28961749%, subject to adjustment in accordance with Section 2.02.

~~“Reuters Screen LIBOR01” means the display page currently so designated on the Reuters Screen (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).~~

“Seller’s Interest” means, at any time, a “seller’s interest” as defined in, and calculated in accordance with, Regulation RR.

“Seller’s Interest Measurement Date” means the last day of each calendar month.

“Servicer Rating Condition” means, a condition that will be satisfied if the then current Servicer of the Accounts either (i) has a long-term rating of at least BBB- by Standard & Poor’s (if rated by Standard & Poor’s), BBB- by Fitch (if rated by Fitch) or Baa3 by Moody’s (if rated by Moody’s) or (ii) does not have a long-term rating from any Note Rating Agency but has a short-term debt rating of at least A-2 by Standard & Poor’s (if rated by Standard & Poor’s), F3 by Fitch (if rated by Fitch) or P-2 by Moody’s (if rated by Moody’s).

“Stated Principal Amount” means $380,000,000 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

“Targeted Principal Deposit” means, for the Class C(2020-5) Notes, notwithstanding anything to the contrary in the Indenture Supplement,

(a)    During the Accumulation Period, beginning with the Accumulation Commencement Date for the Class C(2020-5) Notes, (x) (i) the Accumulation Amount for the Class C(2020-5) Notes, plus (ii) any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus (y) the amount on deposit in the Principal Funding Subaccount for the Class C(2020-5) Notes that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b)    If the Class C(2020-5) Notes have been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to the Class C(2020-5) Notes has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the lesser of (x) the Outstanding Dollar Principal Amount of such Tranche and (y) the Nominal Liquidation Amount of such Tranche, in each case as of the last day of the preceding Due Period, and

(c)    If a Receivables Sale has occurred for the Class C(2020-5) Notes, zero.

“Unencumbered Amount” means, for the Class C(2020-5) Notes, an amount equal to the Nominal Liquidation Amount of the Class C(2020-5) Notes minus the Encumbered Amount for the Class C(2020-5) Notes.

7

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C(2020-5) Notes, an amount equal to the product of

(a)    the Unencumbered Amount for the Class C(2020-5) Notes and

(b)    the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-5) Notes.

Section 1.02.    Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a)    the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b)    the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c)    this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d)    to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e)    the Issuer is not required to be registered under the Investment Company Act;

(f)    all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g)    to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03.    Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a)    the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

8

(b)    the Indenture Trustee has full power, authority and right to execute, deliver and perform the Indenture and this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c)    this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04.    Limitations on Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b)    None of the Indenture Trustee, the Owner Trustee, ~~the LIBOR Agent,~~ the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure the Class C(2020-5) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05.    Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06.    Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. The parties agree that this Terms Document, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Terms Document may be accepted, executed or agreed to through the use of an electronic signature provided by one or more electronic networks or databases (including one or more distributed electronic networks or databases)

9

provided by any electronic signature provider that creates a record that may be retained, retrieved and reviewed by a recipient thereof and is in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with the requirements of this Section 1.06 will be binding on all parties thereto to the same extent as if it were physically executed.

Section 1.07.    Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II.

THE CLASS C(2020-5) NOTES

Section 2.01.    Creation and Designation. There is hereby created a Tranche of Class C Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class C(2020-5) Notes.”

Section 2.02.    Adjustments to Required Subordinated Percentage and Amount.

(a)    On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C(2020-5) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b)    On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class D Notes for the Class C(2020-5) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement, such addition and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03.    Interest Payment. For each Interest Payment Date, the amount of interest due with respect to the Class C(2020-5) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is ~~the actual number of days in the related Interest Accrual Period~~30 and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class C(2020-5) Notes determined as of the first date of such related Interest Accrual Period, plus

10

any Class C Tranche Interest Allocation Shortfall for such Class C(2020-5) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of ~~the actual number of days in the related Interest Accrual Period~~twelve 30-day months and a 360-day year.

~~Notification of LIBOR. On each LIBOR Determination Date, the LIBOR Agent shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class C(2020-5) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of LIBOR for the following Interest Accrual Period. U.S. Bank National Association is appointed hereunder not in its individual capacity, but solely with respect to calculating the amount of interest to be paid with respect to the Notes, including calculating LIBOR, in the manner and at the times provided herein as LIBOR Agent, and U.S. Bank National Association hereby accepts such appointment. The rights, protections and immunities granted to the Indenture Trustee under the Indenture shall inure to the benefit of the LIBOR Agent acting hereunder; provided, however, that at no time shall the LIBOR Agent be liable for any mistake of fact or law, any error of judgement, or any act or omission to act except as a result of its own negligence, willful misconduct or fraud.~~ Section 2.04     [Reserved].

~~The LIBOR Agent shall not have any liability for (i) the selection of London banks or New York banks whose quotations may be requested and used for purposes of calculating LIBOR, or for the failure or unwillingness of any London banks or New York banks to provide a quotation, or (ii) any quotations received from such London banks or New York banks, as applicable. For the avoidance of doubt, if the rate appearing on the Reuters Screen LIBOR01 is unavailable, neither the LIBOR Agent nor the Indenture Trustee shall be under any duty or obligation to take any action other than the LIBOR Agent’s obligation to take the actions expressly set forth in this Agreement. Neither the Indenture Trustee nor the LIBOR Agent shall have any liability for any interest rate published by any publication that is the source for determining the interest rates of the Class C(2020-5) Notes, including but not limited to the Reuters Screen LIBOR01 (or any successor source), or for any rates compiled by the ICE Benchmark Administration or any successor thereto, or for any rates published on any publicly available source, including without limitation the Federal Reserve Bank of New York’s Website, or in any of the foregoing cases for any delay, error or inaccuracy in the publication of any such rates, or for any subsequent correction or adjustment thereto.~~

~~Other than as expressly set forth in this Agreement, neither the Indenture Trustee nor the LIBOR Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of LIBOR (or other applicable benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event or benchmark replacement date, (ii) to select, determine or designate any alternative replacement rate to LIBOR or any other benchmark replacement, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing.~~

~~Neither the Indenture Trustee nor the LIBOR Agent shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of LIBOR (or other applicable benchmark) and absence of a designated replacement benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Issuer or the Calculation Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.~~

11

Section 2.05.    Payments of Interest and Principal. (a) The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class C(2020-5) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class C(2020-5) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class C(2020-5) Notes shall be made as set forth in Section 1102 of the Indenture.

(b)    The right of the Class C(2020-5) Noteholders to receive payments from the Issuer will terminate on the Class C(2020-5) Termination Date.

(c)    All payments of principal, interest or other amounts to the Class C(2020-5) Noteholders will be made pro rata based on the Stated Principal Amount of their Class C(2020-5) Notes.

Section 2.06.    Form of Delivery of Class C(2020-5) Notes; Denominations. (a) The Class C(2020-5) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class C(2020-5) Notes is attached hereto as Exhibit A.

(b)    The Class C(2020-5) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER

12

APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No Class C(2020-5) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth above.

(c)    The Class C(2020-5) Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess of that amount.

Section 2.07.    Delivery and Payment for the Class C(2020-5) Notes. The Issuer shall execute and deliver the Class C(2020-5) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C(2020-5) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08.    [Reserved]

Section 2.09.    Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Sections 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class C(2020-5) Notes, so long as the following conditions precedent are satisfied:

(a)    the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class C(2020-5) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class C(2020-5) Notes;

(ii)

the amount of such additional Class C(2020-5) Notes being offered, the purchase price for such additional Class C(2020-5) Notes and the resulting Initial Dollar Principal Amount, Stated Principal Amount and Nominal Liquidation Amount of Class C(2020-5) Notes;

(iii)

the Outstanding Dollar Principal Amount of the Class C(2020-5) Notes after giving effect to the issuance of the additional Class C(2020-5) Notes and all prior accretions of principal as determined in accordance with Section 2.12;

(iv)	the Discount Amount after giving effect to such additional Class C(2020-5) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class C(2020-5) Notes to clarify the rights of Holders of such additional Class C(2020-5) Notes or the effect of such issuance of additional Class C(2020-5) Notes on any calculations to be made with respect to the Class C(2020-5) Notes, Class C, or the Issuer.

13

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class C(2020-5) Notes; and

(b)    no Class C(2020-5) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class C(2020-5) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class C(2020-5) Notes.

Section 2.10.    Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class C(2020-5) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.

Section 2.11.    No Payments from Interest Funding Subaccount for Accretion of Principal of the Class C(2020-5) Notes. Section 3.04(4) of the Indenture Supplement shall not apply to the Class C(2020-5) Notes.

Section 2.12.    Calculation of Class C(2020-5) Accreted Discount. The amount of Class C(2020-5) Accreted Discount as of the end of any Due Period shall be determined on a straight-line basis and shall be equal to the product of (x) a fraction the numerator of which shall be the number of Due Periods elapsed since the Note Issuance Date (or if additional Class C(2020-5) Notes have been issued under Section 2.09, since the Issuance Date of such additional Notes) and the denominator of which shall be the number of Due Periods from the Note Issuance Date (or the Issuance Date of such additional Notes) to and including the Due Period related to the Original Expected Maturity Date and (y) the Discount Amount.

Section 2.13.    [Reserved]

Section 2.14.    Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.14 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class C(2020-5) Notes, and has no financial interest in the acquisition of such Class C(2020-5) Notes.

14

Section 2.15.    Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.16.    Additional Requirements for Registration of and Limitations on Transfer and Exchange of Class C(2020-5) Notes. No Transfer (or purported Transfer) of a Class C(2020-5) Note (or economic interest therein) shall be made by Discover Bank, the Transferor or any person which is considered the same person as Discover Bank or the Transferor for U.S. federal income tax purposes (except to a person which is considered the same person as Discover Bank for such purposes) and any such Transfer (or purported Transfer) of such Class C(2020-5) Note shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-5) Note will constitute debt for U.S. federal income tax purposes; provided that any such Class C(2020-5) Note may be pledged to a Federal Reserve Bank provided that the pledge thereof and the exercise of remedies by the Federal Reserve Bank in connection therewith shall be subject to the requirement that such Class C(2020-5) Note shall not be further transferrable unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Class C(2020-5) Note will constitute debt for U.S. federal income tax purposes. If for tax or other reasons it may be necessary to track any such Class C(2020-5) Note (e.g., if a portion of the Class C(2020-5) Notes have original issue discount and a portion of the Class C(2020-5) Notes do not), tracking conditions such as requiring that such Class C(2020-5) Note be in definitive registered form may be required by the Transferor as a condition to such transfer.

[Remainder of page intentionally blank; signature page follows]

15

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name: Jennifer A. Luce
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

Exhibit A

Form of Class C(2020-5) Note

DISCOVERSERIES CLASS C(2020-5) NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR, IN THE CASE OF THE INITIAL HOLDER HEREOF ONLY, ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT, (2) TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER FUNDING LLC, DISCOVER BANK OR THEIR AFFILIATES OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IF APPLICABLE, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, ANY MASTER TRUST OR ANY SPECIAL PURPOSE ENTITY THAT ACTS AS A DEPOSITOR WITH RESPECT TO ANY MASTER TRUST OR THE ISSUER, ANY RECEIVERSHIP, INSOLVENCY, BANKRUPTCY OR SIMILAR PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE, ANY DERIVATIVE AGREEMENT, ANY SUPPLEMENTAL CREDIT ENHANCEMENT AGREEMENT AND ANY SUPPLEMENTAL LIQUIDITY AGREEMENT.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF ABENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX

Ex.A-1

LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

~~THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED). UPON WRITTEN REQUEST TO DISCOVER BANK, 12 READ’S WAY, NEW CASTLE, DELAWARE 19720, ATTENTION: TREASURER, DISCOVER BANK WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE.~~

DISTRIBUTIONS OF PRINCIPAL AND INTEREST TO THE HOLDER OF THIS CLASS C NOTE ARE SUBORDINATE TO THE PAYMENT ON EACH DISTRIBUTION DATE OF PRINCIPAL OF AND INTEREST ON THE CLASS A NOTES AND THE CLASS B NOTES OF THE DISCOVERSERIES AND THE PAYMENT OF CERTAIN OTHER AMOUNTS, TO THE EXTENT AND AS DESCRIBED IN THE INDENTURE AND INDENTURE SUPPLEMENT REFERRED TO HEREIN.

TRANSFER OF THIS NOTE IS SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TERMS DOCUMENT. NO TRANSFER OF THIS NOTE SHALL BE MADE BY DISCOVER BANK (“DISCOVER”), THE TRANSFEROR OR ANY PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER OR THE TRANSFEROR FOR U.S. FEDERAL INCOME TAX PURPOSES (EXCEPT TO A PERSON WHICH IS CONSIDERED THE SAME PERSON AS DISCOVER FOR SUCH PURPOSES) AND ANY SUCH TRANSFER SHALL BE VOID AB INITIO UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES; PROVIDED THAT THIS NOTE MAY BE PLEDGED TO A FEDERAL RESERVE BANK PROVIDED THAT THE PLEDGE THEREOF AND THE EXERCISE OF REMEDIES BY THE FEDERAL RESERVE BANK IN CONNECTION THEREWITH SHALL BE SUBJECT TO THE REQUIREMENT THAT THIS NOTE SHALL NOT BE FURTHER TRANSFERRABLE UNLESS AN OPINION OF COUNSEL IS FIRST DELIVERED TO THE INDENTURE TRUSTEE TO THE EFFECT THAT THIS NOTE WILL CONSTITUTE DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES.

Ex.A-2

REGISTERED	$[•]*
No. [●]

DISCOVER CARD EXECUTION NOTE TRUST

DISCOVERSERIES CLASS C(2020-5) NOTE

DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer” or the “Note Issuance Trust”), for value received, hereby promises to pay to [•], or registered assigns, subject to the following provisions, a principal sum of $[•] ([•] dollars) payable on the ~~June 2022~~May 2023 Payment Date (or such other dates as set forth in the Terms Document (as defined below) the “Expected Maturity Date”), except as otherwise provided below or in the Indenture or the Indenture Supplement (as defined on the reverse hereof); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ~~June 2024~~May 2025 Payment Date (or such other dates as set forth in the Terms Document (as defined below), the “Legal Maturity Date”). ~~If the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~After the Original Expected Maturity Date (as defined in the Terms Document), interest will accrue on this Note at the rate of ~~one-month LIBOR + 1.00~~2.25% per annum, as more specifically set forth in the Class C(2020-5) Terms Document dated as of December 9, 2020 (as amended by that certain Omnibus Amendment to Terms Document, dated March [29], 2022 and as further amended from time to time, (the “Terms Document”), between the Issuer and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), and shall be due and payable on each Interest Payment Date from and including the previous Interest Payment Date to but excluding such Interest Payment Date (or, in the case of the first Interest Payment Date for the Class C(2020-5) Notes occurring after the Original Expected Maturity Date, from and including the Original Expected Maturity Date to but excluding such Interest Payment Date) ~~); provided, that if the sum of LIBOR + 1.00% is less than 0.00%, then interest on this Note will be deemed to accrue at a rate of 0.00%~~. Interest will be computed on the basis of ~~the actual number of days elapsed~~twelve 30-day months and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal may be payable monthly, and may be payable earlier or later than the Expected Maturity Date, following an Event of Default or while an Early Redemption Event has occurred and is continuing. The interest is payable monthly on each Interest Payment Date ~~if the Outstanding Dollar Principal Amount is not paid in full on or prior to the~~occurring after the Original Expected Maturity Date (as defined in the Terms Document). No principal or interest will be distributed on the Note following the distribution of proceeds of a Receivables Sale.

Series Principal Amounts allocated to the Class C(2020-5) Notes will be applied first to pay shortfalls in interest on Class A Notes and Class B Notes, then to pay any shortfalls in Series Servicing Fees allocable to the DiscoverSeries, and then to make Targeted Principal Deposits to the Principal Funding Subaccounts for Class A Notes and Class B Notes, including Targeted Prefunding Deposits, before being applied to make Targeted Principal Deposits to the Principal Funding Subaccounts of Subordinate Notes, including the Class C(2020-5) Notes. Principal will not be paid on the Class C(2020-5) Notes prior to their Legal Maturity Date unless each of the Class A Usage of Class C Notes and the Class B Usage of Class C Notes is zero for each Tranche of Class A Notes and Class B Notes of the DiscoverSeries and the required level of subordination for the Class A Notes and Class B Notes of the DiscoverSeries is available after giving effect to such payment.

Ex.A-3

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

The Initial Dollar Principal Amount of this Note is $373,450,018.

The Stated Principal Amount of this Note is $380,000,000.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, Indenture Supplement or the Terms Document referred to on the reverse hereof, or be valid or obligatory for any purpose.

*Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

Ex.A-4

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:
Date:

Ex.A-5

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

US BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:

Ex.A-6

REVERSE OF NOTE

This Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Class C(2020-5) DiscoverSeries Notes (herein called the “Class C(2020-5) Notes”), all issued under an Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture”), as supplemented by a Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Indenture Supplement, dated as of August 27, 2019 (such Indenture Supplement, as may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, is herein called the “Indenture Supplement”), between the Issuer and Indenture Trustee, to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class C(2020-5) Notes are subject to all terms of the Indenture, the Indenture Supplement and the Terms Document. All terms used in this Class C(2020-5) Note that are defined in the Indenture, the Indenture Supplement and the Terms Document shall have the meanings assigned to them in or pursuant to the Indenture, the Indenture Supplement and the Terms Document.

The Class A Notes, the Class B Notes and the Class D Notes of the DiscoverSeries and other tranches of Class C Notes of the DiscoverSeries will also be issued under the Indenture and the Indenture Supplement.

The Class C(2020-5) Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Indenture Supplement.

The Class C(2020-5) Notes are subordinated in right of payment of principal and interest to the Class A Notes and the Class B Notes and provide loss protection to the Class A Notes and the Class B Notes of the DiscoverSeries, to the extent set forth in the Indenture Supplement. Principal Amounts allocable to the Class C(2020-5) Notes may be applied to pay the Class A Interest Allocation and the Class B Interest Allocation or the Series Servicing Fees of the DiscoverSeries, to the extent set forth in the Indenture Supplement.

The Stated Principal Amount of the Class C(2020-5) Notes will be payable on the Expected Maturity Date in an amount described on the face hereof, except as otherwise provided in the Indenture or the Indenture Supplement.

As described above, the entire unpaid Stated Principal Amount of this Class C(2020-5) Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid Outstanding Dollar Principal Amount of the Class C(2020-5) Notes shall be due and payable on the date on which an Event of Default relating to the Class C(2020-5) Notes shall have occurred and be continuing and, except in the event of an insolvency related default, the Indenture Trustee or the Majority Holders of the applicable Series, Class or Tranche of Outstanding Dollar Principal Amount of the Outstanding Notes have declared the Class C(2020-5) Notes to be immediately due and payable in the manner provided in Section 702 of the Indenture; provided,

Ex.A-7

however, that such acceleration of the entire unpaid Outstanding Dollar Principal Amount of the Notes may be rescinded by the Majority Holders of such applicable Series, Class or Tranche of Notes.

On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any Tranche of Notes is reduced to less than 5% of its highest Outstanding Dollar Principal Amount, the Depositor or any Affiliate thereof has the right, but not the obligation, to redeem such Tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture. The redemption price will be an amount equal to the Outstanding Dollar Principal Amount of such Tranche, plus accrued, unpaid and additional interest, if any, or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Beneficiary, on behalf of the Note Issuance Trust, may from time to time issue, or direct the Owner Trustee, on behalf of the Note Issuance Trust, to issue, one or more Series, Classes or Tranches of Notes.

On each Payment Date, the Paying Agent shall distribute to each Holder of Class C(2020-5) Notes of record on the related Record Date (except for the final distribution with respect to the Class C(2020-5) Notes) the pro rata share for such Holder of Class C(2020-5) Notes of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest (only if the Outstanding Dollar Principal Amount is not paid in full on or prior to the Expected Maturity Date) and principal on the Class C Notes.

Payments of interest on this Class C(2020-5) Note due and payable on each Payment Date, together with any installment of principal, if any, to the extent not in full payment of this Class C(2020-5) Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Class C(2020-5) Note on the Note Register as of the close of business on each Record Date, except that with respect to Class C(2020-5) Notes registered on the Record Date in the name of the nominee of a clearing agency, payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C(2020-5) Note be submitted for notation of payment. Any reduction in the principal amount of this Class C(2020-5) Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C(2020-5) Note and of any Class C(2020-5) Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C(2020-5) Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C(2020-5) Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

As provided in the Indenture and subject to certain limitations set forth therein and as set forth in the first legend on the face hereof, the transfer of this Class C(2020-5) Note may be

Ex.A-8

registered on the Note Register upon surrender of this Class C(2020-5) Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class C(2020-5) Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C(2020-5) Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

To the fullest extent permitted by applicable law, each Noteholder or Note Owner, by acceptance of a Class C(2020-5) Note or, in the case of a Note Owner, a beneficial interest in a Class C(2020-5) Note, covenants and agrees that by accepting the benefits of the Indenture it will not at any time institute against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer, or join in any institution against the Issuer, any Master Trust or any special purpose entity that acts as a depositor with respect to any Master Trust or the Issuer of, any receivership, insolvency, bankruptcy or other similar proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

Prior to the due presentment for registration of transfer of this Class C(2020-5) Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class C(2020-5) Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C(2020-5) Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than 66 2/3% of the Outstanding Dollar Principal Amount of each adversely affected Series, Class or Tranche of Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C(2020-5) Note shall be conclusive and binding upon such Holder and upon all future Holders of this Class C(2020-5) Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C(2020-5) Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

Ex.A-9

The term “Issuer” as used in this Class C(2020-5) Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Class C(2020-5) Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS CLASS C(2020-5) NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

No reference herein to the Indenture and no provision of this Class C(2020-5) Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C(2020-5) Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Class C(2020-5) Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C(2020-5) Note.

Ex.A-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

*

NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Ex.A-11